Property, plant and equipment, net and allowance on guarantee	12 Months Ended
Dec. 31, 2019
Property, plant and equipment, net and allowance on guarantee
Property, plant and equipment, net and allowance on guarantee

Note 9 –Property, plant and equipment, net and allowance on guarantee

Property, plant and equipment consisted of the following as of December 31, 2019 and 2018:

	December 31,
	2019	2018

Leasehold land and buildings*	$58,536	$57,320
Construction in progress	—	2,442
Leasehold improvements	11	8
Machinery and equipment	2,895	7
Vehicles and office equipment	141	14
Total	61,583	59,791
Impairment	(445)	(385)
Less: accumulated depreciation	(3,254)	(1,087)
Plant and equipment, net	$57,884	$58,319

*As of December 31, 2019, leasehold land and buildings (a) with a carrying value of $50.3 million are pledged against the banking facilities from OCBC Wing Hang Bank Limited of HK$50.0 million ($6.4 million) of the Company and (b) with a carrying value of $4.7 million are pledged against the banking facilities from United Overseas Bank Limited of HK$127.5 million ($16.4 million) of a company beneficially owned by Luk Lai Ching Kimmy (a shareholder of the Company holding 5.27% of the Company’s ordinary shares as of December 31, 2019) (see Note 8(c) and (d) above).

As of December 31, 2018, leasehold land and buildings with a carrying value of $52.1 million which are pledged against the banking facilities from China Citic Bank International Limited of HK$215.32 million ($27.61 million) of a company beneficially owned by Luk Lai Ching Kimmy.

The financial guarantee in the form of property pledge of $nil and $974 as of December 31, 2019 and 2018, respectively, was measured at fair value on the basis of estimation of the probability that the borrower would be unable to either repay the loan or fulfil the loan contract terms (the default risk) and the amount that would be recovered at events of default (the recovery rate).

Construction in progress represented equipment pending installation.

Depreciation expense from continuing operations was $2,167,  $1,074 and $2 for the years ended December 31, 2019, 2018 and 2017, respectively. No depreciation expense from discontinued operations was incurred for the years ended December 31, 2019, 2018 and 2017.

During the course of the Company’s strategic review of its operations in the years ended December 31, 2019, 2018 and 2017, the Company assessed the recoverability of the carrying value of certain property, plant and equipment which resulted in impairment losses from continuing operations of approximately $0.1 million, $0.4 million and nil, respectively. There were no impairment losses of property, plant and equipment from discontinued operations for the years ended December 31, 2019, 2018 and 2017.